UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2021

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Digital Development Partners, Inc.
(Exact name of registrant as specified in its charter)

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Nevada	000-52828	98-0521119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 Yucca Drive, Suite 104, Flower Mound, Texas 75028

(Address of principal executive offices, including zip code)

(833) 223-4204

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement. Effective January 14, 2021, we entered into a securities purchase agreement (the “SPA”) with Power Up Lending Group Ltd. (“PUL”), pursuant to which PUL purchased a $55,500 face amount convertible promissory note that bears interest at 12% per annum, with principal and interest due January 14, 2022. We have the right to repay such convertible promissory note at a premium ranging from 125% to 145% of the face amount. Such convertible promissory note may be converted into shares of our common stock at a conversion price equal to the lower of 61% of the market price of our common stock on the date of issuance of such convertible promissory note and the date of conversion, any time after July 14, 2021. The proceeds obtained were used to pay operating expenses.

Item 3.02 Unregistered Sales of Equity Securities.

(a) Securities Sold. Effective January 14, 2020, we issued a $55,500 face amount convertible promissory note to PUL, which convertible promissory note bears interest at 12% per annum, with principal and interest due January 14, 2022. We have the right to repay such convertible promissory note at a premium ranging from 125% to 145% of the face amount. (b) Underwriter or Other Purchasers. Such convertible promissory note was issued to Power Up Lending Group Ltd. (c) Consideration. Such convertible promissory note was issued in consideration of a cash loan of $55,500. (d) Exemption from Registration Claimed. These securities are exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 4(a)(2) thereof. (e) Terms of Conversion or Exercise. Such convertible promissory note may be converted into shares of our common stock at a conversion price equal to the lower of 61% of the market price of our common stock on the date of issuance of such convertible promissory note and the date of conversion, any time after July 14, 2021.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	12% Convertible Promissory Note in favor of Power Up Lending Group Ltd.

10.1	Securities Purchase Agreement between Registrant and Power Up Lending Group Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

DIGITAL DEVELOPMENT PARTNERS, INC.

Date: January 21, 2021	By:	/s/ FABIAN G. DENEAULT
Fabian G. Deneault
President

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